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                                                                    EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 333-91809, 333-93751, 333-93753 and 333-44408 of Interspeed, Inc. on Form S-8
of our report dated November 10, 2000 (which report does not express an opinion on the 2000 financial statements), appearing in this Annual Report on Form 10-K of Interspeed, Inc. for the year ended September 30, 2000.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 12, 2001